Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,752.34
Total Transaction Valuation	27,171,200.00
Total Offset Amount	0.00
Net Fee	$ 3,752.34